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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2001
                                                         ----------------


                              RADIANT SYSTEMS, INC.
                              ---------------------
                            (Exact name of registrant
                          as specified in its charter)


     Georgia                       0-22065                      11-2749765
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  (State or other                (Commission                (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)



  3925 Brookside Parkway, Alpharetta, Georgia                     30022
-------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (770) 576-6000
                                                           --------------





         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.
------   ------------

     On October 25, 2001, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2001. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
------  ---------------------------------

(a)     Financial Statements:  None
(b)     Pro Forma Financial Statements:  None
(c)     Exhibits. The following exhibits are filed with this Report:

        99.1 - Press Release of the Registrant (October 25, 2001)


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RADIANT SYSTEMS, INC.

                                               By:  /s/ John H. Heyman
                                               ---------------------------------
                                                  John H. Heyman
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated:  October 26, 2001

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                                  EXHIBIT INDEX

    Exhibit
     Number                        Exhibit Name
     ------                        ------------
      99.1               Press Release dated October 25, 2001